EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER EIGHT TO GOOGLE SERVICES AGREEMENT

This Amendment Number Eight to Google Services Agreement (“Amendment”), effective as of January 1, 2017 (“Amendment Eight Effective Date”), is between Google Inc. (“Google”) and Synacor, Inc. (“Company”) and amends the Google Services Agreement that has an effective date of March 1, 2011 (as amended, the “Agreement”).  Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement.  The parties agree as follows:

1.AdSense for Shopping.  The following box entitled “AdSense for Shopping” is added to the cover pages of the Agreement under “Advertising Services”:

☒ ADSENSE FOR SHOPPING (“AFSH”)	AFSH Revenue Share Percentage	AFSH Deduction Percentage
Sites approved for AFSH: See Exhibit A Approved Client Applications for AFSH: None	[*]	[*]

2.Additional Definitions.  The following definitions are added as new Sections 1.37-1.42:

“1.37. ‘EEA Desktop AFS Request’ means a Request for Desktop AFS Ads that is generated by an EEA Query.

1.38. ‘EEA End User’ means an End User who, based on IP address data available to Google, is located within the European Economic Area.

1.39. ‘EEA Query’ means a Search Query submitted by an EEA End User.

1.40. ‘EEA Search Ads’ means hyperlinked ads (whether provided by Google or any third party) that are displayed in response to EEA Queries.

1.41. ‘Equivalent AFS Ads’ means any third party or Company sourced advertisements that are the same as or substantially similar in nature to the AFS Ads.

1.42.‘Equivalent AFSH Ads’ means any third party or Company sourced advertisements that are the same as or substantially similar in nature to the AFSH Ads.”

3.Launch, Implementation and Maintenance.

a.	Section 2.2(d) is deleted in its entirety and replaced by the following:

“2.2(d) Search Result Requirements.

(i)  For each AFS Request, Company will request at least 3 wide format Desktop AFS Ads (subject to Section 2.2(d)(ii)), at least 1 Mobile AFS Ad, or at least 1 Tablet AFS Ad, as applicable.

(ii)  For each EEA Desktop AFS Request, if Company requests: (A) a total of 5 or more EEA Search Ads on the applicable Results Page, Company will request at least 3 Desktop AFS Ads on that Results Page; (B) a total of 3 or 4 EEA Search Ads on the applicable Results Page, Company will request at least 2 Desktop AFS

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CONFIDENTIAL TREATMENT REQUESTED

Ads on that Results Page; or (C) a total of 1 or 2 EEA Search Ads on the applicable Results Page, Company will request at least 1 Desktop AFS Ad on that Results Page. Any EEA Desktop AFS Request does not need to be for wide format Ads.

(iii) Company will ensure that the AFS Ads are displayed in a single continuous block and are not interspersed with any other advertisements or content.

(iv)  Company will ensure that the AFSH Ads are displayed in a single continuous block and are not interspersed with any other advertisements or content.”

4.Mobile & Tablet Search Queries. Section 2.3 is deleted in its entirety and replaced by the following:

[*]

5.AFC Expiration.  The following is added to the Agreement as new Section 2.4:

“2.4.  AFC Expiration. Effective as of the Amendment Eight Effective Date: (a) Company will not be obligated to submit AFC Requests under the Agreement, (b) Google will not be obligated to provide AFC Ads under the Agreement, and (c) all references to the AFC Service will be deemed deleted from the Agreement. For clarity, any payments due from Google to Company under the terms of the Agreement which relate to Company's use of the AFC Service on or before the Amendment Eight Effective Date will not be affected by the previous sentence.”

6.AFSH Beta.  The following is added to the Agreement as new Section 2.5:

[*]

7.Third Party Advertisements.  Section 5.1 is deleted in its entirety and replaced by the following:

[*]

8.Exhibits.

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EXHIBIT 10.1

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a.	Exhibit A of the Agreement is deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

b.	The contents and title of Exhibit E are deleted in their entirety and replaced with “Intentionally Omitted.”

c.	Exhibit G of the Agreement is deleted in its entirety and replaced with the Exhibit G attached to this Amendment.

9.General.  The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument.  Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

Google Inc.		Synacor, Inc.

By:	/s/ Philipp Schindler	By:	/s/ William J. Stuart
Print Name:	Philipp Schindler	Print Name:	William J. Stuart
Title:	Authorized Signatory	Title:	Chief Financial Officer
Date:	2017.01.24	Date:	January 24, 2017

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EXHIBIT A

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EXHIBIT G

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